UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 21, 2005

Dollar General Corporation
(Exact name of registrant as specified in its charter)

Tennessee	001-11421	61-0502302
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Mission Ridge Goodlettsville, Tennessee		37072
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (615) 855-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Dollar General Corporation (the “Company”) is filing this Amendment No. 1 to Current Report on Form 8-K to update the information contained in Item 5.02 of the Form 8-K (the “November Form 8-K”) dated November 21, 2005 (filed with the Securities and Exchange Commission (“SEC”) on November 28, 2005) with respect to the planned retirement of Stonie R. O’Briant, the Company’s Executive Vice President of Strategic Initiatives. The Company also is disclosing under Item 1.02 the termination of Mr. O’Briant’s employment agreement with the Company effective as of his retirement date.

ITEM 1.02

TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On February 7, 2006, the Company extended the term of Mr. O’Briant’s current employment agreement to the earlier of: (a) October 31, 2006; or (b) Mr. O’Briant’s retirement date.  On March 7, 2006, Mr. O’Briant notified the Company that his retirement date would be April 30, 2006. Accordingly, Mr. O’Briant’s employment agreement will terminate by its terms at that time.

Mr. O’Briant will receive payment in accordance with his employment agreement which generally includes his pro rata base salary through his retirement date, as well as any vested amounts in his 401(k) and CDP/SERP accounts and any other vested amounts due under any separate plan or arrangement. The Company also will transfer to Mr. O’Briant title to his Company car (currently valued at approximately $44,000). On his retirement date, Mr. O’Briant will forfeit the unvested portions of his stock option and restricted stock unit awards granted by the Company. He also will forfeit the vested portion of his stock options if he does not exercise such options within 3 years of his retirement date.

Mr. O’Briant’s employment agreement is filed as Exhibit 10.1 to the Company’s Form 10-Q for the fiscal quarter ended April 30, 2004, filed with the SEC on May 27, 2004.  The extension of employment agreement is filed as Exhibit 99.2 to the Company’s Current report on Form 8-K dated February 7, 2006, filed with the SEC on February 13, 2006.

ITEM 5.02

DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

The information set forth in Item 5.02 of the November Form 8-K hereby is incorporated herein by this reference as if fully set forth herein, but is modified to provide that Mr. O’Briant’s planned retirement date is April 30, 2006 and to provide that the Company will transfer to Mr. O’Briant title to his Company car.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2006	DOLLAR GENERAL CORPORATION

	By:	/s/ Susan S. Lanigan
Susan S. Lanigan
Executive Vice President and General Counsel

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